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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of report (Date of earliest event reported):
                        August 17, 2006 (August 16, 2006)

                     MILLENNIUM BIOTECHNOLOGIES GROUP, INC.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                    0-3338                  22-1558317
  (State or Other Jurisdiction     (Commission File           (IRS Employer
        of Incorporation)               Number)             Identification No.)

            665 Martinsville Road, Suite 219, Basking Ridge, NJ 07920 (Address of Principal Executive Offices, including Zip Code)

       Registrant's telephone number, including area code: (908) 604-2500

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
Item 3.03 Material Modification of Rights of Security Holders.

      On August 16, 2006, Millennium Biotechnologies Group, Inc. (the "Company") entered into a Securities Purchase Agreement ("Purchase Agreement") with 6 accredited investors for the sale of 13,000 Units. Each Unit consists of (a) one share of the Company's new Series E Senior Convertible Preferred Stock (the "Series E Preferred Stock"), (b) warrants to acquire 800 shares of Common Stock (the "Warrants") and (d) additional investment rights to acquire one share of Series E Preferred Stock and Warrants to acquire 800 shares of Common Stock. In addition, the lead investor, Iroquois Master Fund, Ltd. (the "Lead Investor") agreed to purchase 100 shares of the Company's new Series F Senior Convertible Preferred Stock (the "Series F Preferred Stock"). The securities to be issued pursuant to the Purchase Agreement are to be issued in an exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Securities Purchase Agreement

      Pursuant to the terms of the Purchase Agreement, the purchase price of each Unit is $200 and the purchase price of each share of Series F Preferred Stock is $1.00, for an aggregate purchase price of $2.6 million for the Units and of $100 for the Series F Preferred Stock. In addition, the Purchase Agreement contemplates the issuance of approximately 14,630 Units to convert not less than $2,926,000 of the Company's existing indebtedness by execution of a Supplemental Purchase Agreement by the holders of such indebtedness and the issuance of 2,000 additional Units upon the same terms as set forth in the Purchase Agreement. The closing (the "Closing") of the transactions contemplated in the Purchase Agreement is to occur simultaneous with the consummation of the previously reported anticipated sale by the Company's wholly owned subsidiary of all of the assets used in the Company's nutraceutical business.

      Pursuant to the Purchase Agreement, the Company may not (a) subject to certain exceptions, offer or sell any equity securities or other rights convertible or exchangeable into equity securities (a "Subsequent Placement") until the effective date (the "Effective Date") of the registration statement covering the Common Stock underlying the securities purchased pursuant to the Purchase Agreement (see "Registration Rights Agreement" below); (b) subject to certain exceptions, make any Subsequent Placement, at any time from the Effective Date until the later of the date no Series E Preferred Stock is outstanding or the second anniversary of the Effective Date, without first offering the purchasers of the Units the opportunity to participate in such Subsequent Placement; (c) so long as the Series E Preferred Stock is outstanding, without the consent of the Lead Investor, issue or incur any debt or equity that is senior to or pari passu with the Series E Preferred Stock; or
(d) so long as the Lead Investor is the holder of at least 3,000 shares of Series E Preferred Stock, without the consent of the Lead Investor, (i) change the number of directors of the Company from five, (ii) redeem any capital stock of the Company (subject to certain exceptions), (iii) acquire another entity,
(iv) enter into any merger or consolidation, (v) sell all or substantially all of its assets, (vi) make a tender offer for or exchange its Common Stock, or
(vii) incur indebtedness in excess of $250,000. In addition, in the event of a change of control of the Company (as defined in the Purchase Agreement), a holder of the Series E Preferred Stock may require the Company to repurchase such holder's Series E Preferred Stock; provided, however, so long as the Lead Investor is the holder of at least 3,000 shares of Series E Preferred Stock, all of the holders' right to such redemption may be waived by the Lead Investor.

      In addition to customary closing conditions, the purchasers' obligation to consummate the transactions contemplated by the Purchase Agreement is contingent upon the Company effectuating the conversion of at least $2,926,000 of its debt into the Units, the election of three members of the directors to be selected by the Lead Investor, the closing of the sale of the Company's nutraceutical business and the Company issuing 2,000 additional Units upon the same terms as set forth in the Purchase Agreement.


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Series E Preferred Stock

      The Stated Value of each share of the Series E Preferred Stock is $200, and the holder thereof is entitled to receive cash dividends at the rate of 10% per annum payable quaterly; provided, subject to certain conditions, the Company may, at its option, pay such dividends in the form of its Common Stock.

      In all matters other than the election of directors, the holders of the Series E Preferred Stock are entitled vote together with the holders of the Common Stock as a single class. Each share of Series E Preferred Stock is entitled to such number of votes equal to the number of shares of Common Stock into which the Series E Preferred Stock is convertible, subject to the conversion limitations described below.

      The Series E Preferred Stock, including any accrued but unpaid dividend, is convertible into shares of Common Stock at a conversion price of $.25 per share. Such conversion price is subject to anti-dilution and adjustment provisions.

      In the event of a liquidation, dissolution or winding up of the Company, the Series E Preferred Stock is entitled to a liquidation preference (senior to all other capital stock of the Company) in an amount equal to the Stated Value plus all accrued but unpaid dividends. At the option of the Lead Investor, a merger, consolidation, recapitalization, reorganization or sale of substantially all of the assets may be deemed a liquidation event.

      The Series E Preferred Stock is redeemable, at the option of the holder thereof, at any time on and after the three year anniversary of the issue date thereof at a price equal to the Stated Value plus all accrued but unpaid dividends. The Series E Preferred Stock also is subject to mandatory redemption on the five year anniversary of the issue date at a price equal to the Stated Value plus all accrued but unpaid dividends. In addition, in the event of certain triggering events, such as bankruptcy of the Company or a breach by the Company of certain of its covenants or representations, a holder may require the Company to repurchase such holder's Series E Preferred Stock.

Series F Preferred Stock

      The holders of the Series F Preferred Stock are not entitled to receive any dividends.

      In all matters other than the election of directors, the holders of the Series F Preferred Stock are entitled to vote together with the holders of the Common Stock as a single class. Each share of Series F Preferred Stock is entitled to such number of votes equal to the number of shares of Common Stock into which the Series F Preferred Stock is convertible, subject to the conversion limitations described below. In addition, the holders of the Series F Preferred Stock, as a separate class, are entitled to elect three of the five members of the Board of Directors of the Company.

      Each share of Series F Preferred Stock is convertible into one share of Common Stock of the Company, subject to anti-dilution and adjustment provisions.

      In the event of a liquidation, dissolution or winding up of the Company, the Series F Preferred Stock is entitled to a liquidation preference (senior to all other capital stock of the Company other than the Series E Preferred Stock) in an amount equal to the Stated Value. At the option of the Lead Investor, a merger, consolidation, recapitalization, reorganization or sale of substantially all of the assets may be deemed a liquidation event.


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      In the event of certain triggering events, such as bankruptcy of the
Company or a breach by the Company of certain of its covenants or representations, a holder may require the Company to repurchase such holder's Series F Preferred Stock.

Warrants

      The Warrants are exercisable by the holder at a price of $.25 per share (subject to anti-dilution and adjustment provisions) for a period of five years from the date such Warrants are issued. The Warrants, the Series E Preferred Stock and the Series F Preferred Stock may not be exercised or converted by the holder if following such exercise or conversion the holder will beneficially own more than 4.99% of the total number of outstanding Common Stock of the Company.

Additional Investment Rights

      The Additional Investment Rights contained in the Units are exercisable by the holder at a price equal to the Stated Value of the Series E Preferred Stock (subject to anti-dilution and adjustment provisions) for a period of three years.

Registration Rights Agreement

      In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement whereby the Company has agreed to file a registration statement to register the re-sale of the shares of Common Stock issuable upon conversion of the Series E Preferred Stock and the Series F Preferred Stock and exercise of the Warrants. Under the Registration Rights Agreement, the Company is obligated to file the registration statement within 30 days of the Closing and to use its best efforts to cause such registration statement declared effective within 90 days (120 days in the event that the Company receives comments from the Securities and Exchange Commission) of the Closing and to keep such registration statement effective for a period of five years. If the Company fails to comply with these or certain other provisions, the Company will be required to pay as liquidated damages of 2% of the aggregate purchase price paid by the purchasers plus 1% of the aggregate purchase price for each month the failure continues.

Amendment to Employment Agreement

      Pursuant to the terms of existing employment agreements with various employees of the Company, such employees are entitled to certain benefits and payments upon a change of control of the Company and/or termination of their employments. The consummation of the the transactions contemplated in the Purchase Agreement and the previously reported anticipated sale of the Company's nutraceutical business would have triggered such provisions. Accordingly, in connection with the Purchase Agreement, the Company entered into amendments to the employment agreements as described below.

Jerry Swon

      The employment agreement between the Company and Jerry Swon (its President and Chief Executive Officer) had provided that Mr. Swon will continue as an employee of the Company until December 31, 2010, at an annual salary of $300,000. In the event Mr. Swon's employment is terminated by the Company without cause, he was entitled to receive certain termination benefits including a payment of 2.5 times his base salary. In addition, options to purchase 5,000,000 shares of Common Stock at an exercise of $.50 per share was to vest automatically upon, among other things, a change of control.


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      Pursuant to the amendment to his employment agreement, upon the Closing,
Mr. Swon's employment term will be reduced to one year from the date of the Closing, and his salary will be reduced to $100,000 per year. The 5,000,000 options referred above will automatically vest upon the Closing and the exercise price thereof will be reduced to $.25 per share. In addition, Mr. Swon was granted warrants to purchase 2,000,000 shares of Common Stock, exercisable for a period of five years commencing January 1, 2007 at an exercise price of $.25 per share. Mr. Swon further agreed not to sell, assign or transfer any such options or warrants and not to sell, assign or transfer the underlying shares of Common Stock for a period of one year after exercise thereof.

Frank Guarino

      The employment agreement between the Company and Frank Guarino (its Chief Financial Officer) had provided that Mr. Guarino will continue as an employee of the Company until December 31, 2010, at an annual starting salary of $98,000, subject to certain increases. In the event Mr. Guarino's employment was terminated by the Company without cause, he was entitled to receive certain termination benefits, including payment of his salary through the normal expiration date of this employment term. In addition, options to purchase 200,000 shares of Common Stock at an exercise of $.01 per share was to vest automatically upon, among other things, a change of control.

      Pursuant to the amendment to his employment agreement, upon the Closing, Mr. Guarino's employment term will be reduced to one year from the date of the Closing at a salary of $150,000 per year, less any amounts to be paid to him by the purchaser of the Company's nutraceutical business for consulting services. The 200,000 options referred above will automatically vest upon the Closing and the exercise price of 334,000 options which had previously vested will be reduced from $.37 per share to $.25 per share. In addition, Mr. Guarino was granted warrants to purchase 1,200,000 shares of Common Stock, exercisable for a period of five years commencing January 1, 2007 at an exercise price of $.25 per share. Mr. Guarino further agreed not to sell, assign or transfer the 200,000 options or 1,200,000 warrants and not to sell, assign or transfer the underlying shares of Common Stock for a period of one year after exercise thereof.

John Swon

      The employment agreement between the Company and John Swon had provided that Mr. Swon will continue as an employee of the Company until December 31, 2010. In the event Mr. Swon's employment was terminated by the Company without cause, he was entitled to receive certain termination benefits, including 2.5 times his base salary. In addition, options to purchase 200,000 shares of Common Stock at an exercise of $.01 per share was to vest automatically upon, among other things, a change of control.

      Pursuant to the amendment to his employment agreement, upon the Closing, Mr. Swon's employment term will terminate, and he shall not be entitled to any termination benefits other than his accrued but unpaid salary. The 200,000 options referred above will automatically vest upon the Closing. Mr. Swon further agreed not to sell, assign or transfer such options and not to sell, assign or transfer the underlying shares of Common Stock for a period of one year after exercise thereof.

Jerry T. Swon

      The employment agreement between the Company and Jerry T. Swon had provided that Mr. Swon will continue as an employee of the Company until December 31, 2010. In the event Mr. Swon's employment was terminated by the Company without cause, he was entitled to receive certain termination benefits, including 2.5 times his base salary. In addition, options to purchase 200,000 shares of Common Stock at an exercise of $.01 per share was to vest automatically upon, among other things, a change of control.


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      Pursuant to the amendment to his employment agreement, upon the Closing,
Mr. Swon's employment term will terminate, and he shall not be entitled to any termination benefits other than his accrued but unpaid salary. The 200,000 options referred above will automatically vest upon the Closing. Mr. Swon further agreed not to sell, assign or transfer such options and not to sell, assign or transfer the underlying shares of Common Stock for a period of one year after exercise thereof.

Christopher Swon

      The employment agreement between the Company and Christopher Swon had provided that Mr. Swon will continue as an employee of the Company until December 31, 2010. In the event Mr. Swon's employment was terminated by the Company without cause, he was entitled to receive certain termination benefits, including payment of his salary through the normal expiration date of this employment term. In addition, options to purchase 100,000 shares of Common Stock at an exercise of $.01 per share was to vest automatically upon, among other things, a change of control.

      Pursuant to the amendment to his employment agreement, upon the Closing, Mr. Swon's employment term will terminate, and he shall not be entitled to any termination benefits other than his accrued but unpaid salary. The 100,000 options referred above will automatically vest upon the Closing. Mr. Swon further agreed not to sell, assign or transfer such options and not to sell, assign or transfer the underlying shares of Common Stock for a period of one year after exercise thereof.

      For a more detailed description of these transactions, see the (a) Securities Purchase Agreement, (b) the Certificates of Designations, (c) the form of the Warrants, (d) the form of the Additional Investment Rights, (e) the Registration Rights Agreement, (f) the Amendments to Employment Agreements and
(g) the form of the Supplemental Purchase Agreement filed as Exhibits to this Report and incorporated herein by reference.


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Item 9.01. Financial Statements and Exhibits.

      (c)   Exhibits:

            4.1 Form of the Certificate of Designations of the Series E Senior Convertible Preferred Stock

            4.2 Form of the Certificate of Designations of the Series F Senior Convertible Preferred Stock

            4.3   Form of the Warrants

            4.4   Form of the Additional Investment Rights

            10.1  Securities Purchase Agreement, dated August 16, 2006

            10.2  Registration Rights Agreement, dated August 16, 2006

            10.3  Form of the Supplemental Purchase Agreement

            10.4 Second Amendment to Employment Agreement with Jerry Swon, dated August 16, 2006

            10.5 Amendment to Employment Agreement with Frank Guarino, dated August 16, 2006

            10.6 Second Amendment to Employment Agreement with John Swon, dated August 16, 2006

            10.7 Second Amendment to Employment Agreement with Jerry T. Swon, dated August 16, 2006

            10.8 Amendment to Employment Agreement with Christopher Swon, dated August 16, 2006

            99.1  Press Release, dated August 17, 2006


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                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 17, 2006

                                        MILLENNIUM BIOTECHNOLOGIES GROUP, INC.


                                            /s/ Frank Guarino
                                            ------------------------------------
                                            Name: Frank Guarino
                                            Title: Chief Financial Officer


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